KEMPER VARIABLE SERIES
                          Kemper Small Cap Value Portfolio

                            SUPPLEMENT TO PROSPECTUS
                                DATED MAY 1, 1999
                             -----------------------

The following text replaces the disclosure for the Kemper Small Cap Value Portfolio in the section entitled "Main investment strategies":

The Portfolio seeks long-term capital appreciation through a diversified portfolio of small company stocks that the investment manager believes are undervalued. Securities may be undervalued as a result of overreaction by investors to unfavorable news about a company, industry or the stock markets in general or as a result of a market decline, poor economic conditions, or actual or anticipated unfavorable developments affecting the company.

The investment manager follows a relative value investment strategy, seeking undervalued small capitalization stocks from each major sector of the small capitalization market as part of a well diversified, risk-managed portfolio. In a relative value investment strategy, stocks are selected based on whether they are undervalued relative to other stocks in the same sector. The relative value strategy allows the Portfolio to invest in all sectors, including technology, healthcare and other areas of the market that typically are underweighted in an absolute value portfolio.

Under normal market conditions, the Portfolio invests at least 65% of its total assets in equity securities of companies that are similar in size to those comprising the Russell 2000 Index. Typically, most companies selected for inclusion in the Portfolio have market capitalizations ranging from approximately $100 million to $1.25 billion. The Portfolio sells securities of companies that have grown in market capitalization above the maximum of the Russell 2000 Index, as necessary to keep the Portfolio focused on smaller companies.

August 13, 1999

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The investment manager employs  quantitative  techniques in evaluating potential investments and the impact each would have on the Portfolio's holdings. The evaluation starts systematically by analyzing a large number of small company stocks to uncover those with attractive valuations. Typically, the stocks selected are:

o undervalued in the market based on measures such as earnings, sales, cash flow and book value;

o    experiencing favorable trends in sales, earnings, growth and prices; and

o    considered to have acceptable financial risk and earnings predictability.

This systematic screening process is intended to enable the investment manager to quickly respond to changes in the marketplace and reassess relative valuations for the Portfolio's holdings in order to make buy and sell decisions.

Of course, there can be no guarantee that by following these strategies, the Portfolio will achieve its objective.

The following information replaces the relevant disclosure for the Kemper Small Cap Value Portfolio in the "Portfolio management" section of the Prospectus:

James M. Eysenbach is the Lead Portfolio Manager for the Kemper Small Cap Value Portfolio. Mr. Eysenbach joined Scudder Kemper in 1991, serving as portfolio manager on various affiliated mutual funds. He began his investment career in 1984.

Calvin S. Young is a Portfolio Manager for the Kemper Small Cap Value Portfolio. Mr. Young joined Scudder Kemper in 1990, serving as portfolio manager on various affiliated mutual funds. He began his investment career in 1988.



August 13, 1999